UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2014

RUTHIGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36199	46-1821392
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2455 Bennett Valley Rd., Suite C116 Santa Rosa, California	95404
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (707) 525-9900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 3, 2014, Ruthigen, Inc. (the “Company”) distributed a letter from Hojabr Alimi, the Company’s Chairman, Chief Executive Officer and Chief Science Officer, to its stockholders. A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including that incorporated herein by reference, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including that incorporated herein by reference, shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

This report contains forward-looking statements that involve substantial risks and uncertainties. These statements are often, but not always, made through the use of words or phrases such as "anticipates," "expects," "plans," "believes," "intends," and similar words or phrases. These forward-looking statements include, without limitation, statements regarding the timing, progress and anticipated results of the clinical development of RUT58-60, including the timing of the initiation of planned clinical trials of RUT58-60 and regulatory submissions, statements regarding the indications for which we may seek approval of RUT58-60, statements regarding our ability to fund further development of our clinical programs, our ability to achieve our milestones, as well as Ruthigen's strategy, future operations, outlook, future financial position, future financial results, plans and objectives. We may not actually achieve these plans, intentions or expectations and Ruthigen cautions investors not to place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Various important factors could cause actual results or events to differ from the forward-looking statements that we make. Such factors include, among others, risks and uncertainties, that the results of clinical trials will not support our claims or beliefs concerning the safety and effectiveness of RUT58-60, our ability to obtain and maintain regulatory approval of RUT58-60 and any other product candidates we may develop, and the labeling under any approval we may obtain, our ability to finance the development of RUT58-60, approvals for clinical trials may be delayed or withheld by regulatory agencies, regulatory risks, pre-clinical and clinical studies will not be successful or confirm earlier results or meet expectations or meet regulatory requirements or meet performance thresholds for commercial success, risks associated with our relationship with Oculus Innovative Sciences, Inc., our ability to attract collaborators and partners and our reliance on third party organizations. Additional risks are described in the reports we file with the Securities and Exchange Commission. Ruthigen is providing this information as of the date hereof and does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Letter to stockholders of Ruthigen, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTHIGEN, INC.

Date: June 3, 2014	/s/ Sameer Harish
Sameer Harish
Chief Financial Officer